EMPLOYMENT AGREEMENT

     THIS EMPLOYMENT AGREEMENT executed this 14th day of December 2001, by and between INTERNATIONAL WIRELESS, INC. a Delaware corporation ("Employer"), and ATTORNEY JERRY GRUENBAUM, an individual ("Employee").

RECITALS

1.1 Employee is a licensed attorney specializing in corporate, securities, mergers and acquisitions, international, franchise and tax laws.

1.2 Employer is a business in need of an in-house attorney specializing in corporate, securities, mergers and acquisitions, international and tax laws.

1.3 Employer and Employee desire to enter into this Employment Agreement upon the terms and conditions set forth herein.

     NOW THEREFORE, IN CONSIDERATION of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and adequacy of which is hereby admitted and acknowledged, the parties hereto agree as follows:

2.0  EMPLOYMENT

     The Employer hereby employs the Employee as of December 14, 2001, (the "Effective Date"), and the Employee hereby accepts employment with Employer, upon the terms and conditions contained in this Agreement.

4.0  CAPACITIES AND DUTIES

     4.1 Employee is hereby employed in the capacity of In-house Corporate Counsel rendering such services and having such duties and responsibilities usual to attorneys who specialize in corporate, securities, mergers and acquisitions, international, franchise and tax laws as may be assigned to Employee from time to time by the Employer.

     4.2 The Employee shall render these legal services as determined by the Employer at the Employees law office in the State of Connecticut where he resides and services other legal clients, and which includes at a minimum, for the Employee to be at the office of the Employer once a week on a day that is convenient to the Employee and Employer at 120 Presidential Way, Suite 310, Woburn, Massachusetts 01801 or at such other home office for senior executives as Employer may designate from time to time.

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     4.3  Employee  agrees to devote his best efforts but not the exclusive time to rendering services to Employer.

6.0  TERM

     6.1 Subject to the rights of parties to prior termination, the term of this Agreement shall be for one (1) year, commencing on the Effective Date.

     6.2  This Agreement shall terminate upon the following events:

          (a)  Employee's death;

          (b)  Employee's Disability; or

          (c) At Employer's option, upon Employee's breach of any of Employee's covenants or obligations hereunder, other than those which would constitute a Discharge for Cause. In order to terminate this Agreement pursuant to this Subparagraph (c), Employer shall give Employee thirty (30) days written notice of termination specifying the ground therefore. Employee's termination will take effect upon expiration of said thirty (30) day period, unless Employee fully cures the breach specified in such notice during the thirty (30) day period following Employer's giving of such notice to Employee.

     6.3 Employee may terminate this Agreement prior to the expiration of its term only if Employer breaches any of its material covenants or obligations hereunder. In such circumstances, Employee shall provide Employer with written notice, specifying Employer's alleged breach, at least thirty (30) days prior to Employee's termination. Said termination will take effect only if Employer fails to cure or correct the breach specified in the Employee's written termination notice within thirty (30) days of Employer's receipt thereof.

     6.4 Employer may unilaterally terminate this Agreement upon a Discharge for Cause, which shall take effect immediately upon Employer's written notification to Employee, outlining the reasons for cause. For Discharges for Cause, Employee shall not be entitled to any further benefits under this Agreement. In such circumstances, Employee shall be entitled to retain and exercise all vested unexercised stock options, but any unvested unexercised stock options granted to Employee shall immediately and automatically terminate.

7.0  BASE COMPENSATION AND NORMAL BENEFITS

     For the service of Employee, the Employer agrees to pay to Employee compensation as follows:

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     7.1  Base  Salary:  Annual  base  compensation  of SIXTY  THOUSAND  DOLLARS
          ($60,000.00), paid according to the general payroll practices of Employer as same exists from time to time.

     7.2 Annual Bonus: In addition to other compensation payable hereunder, Employer shall bill Employee for services rendered to other entities serviced by the Employer and pay Employee up to an additional THIRTY THOUSAND DOLLARS ($30,000.00) payable as billed and received by the Employer.

     7.3 Additional Benefits: The Employee shall have the right to participate in any medical, vision, dental, life (including accidental death and dismemberment) and long-term disability group insurance plans or similar employee benefit plans now in effect or hereinafter established or ratified by the Employer's Board of Directors for the benefit of managerial or salaried employees (but not including any stock option plan unless specifically permitted to participate in such plan by permission of the Employer's Board of Directors) for so long as such plan is maintained in effect for the benefit of such employees, with the Employee's participation or share therein being determined by the terms, provisions, and requirements of the respective plans as in effect from time to time.

     7.4  Vacation:

          Employee shall be entitled a vacation on an annual basis for three (3) weeks.

8.0  STOCK OPTIONS

     Employee shall be eligible for non-qualified stock options on the terms and conditions hereinafter stated:

     8.1  Grant of Options:

          (a) Subject to the limitations set forth in Section 8.3, on the Effective Date Employer hereby grants Employee the right to purchase an aggregate of fifty thousand (50,000) shares of Employer's common voting stock.

          (b) The options shall be granted in ten (10) increments. Each of such options gives Employee the right to purchase five thousand (5,000) shares.

     8.2 Option Price: The purchase price under each option is as forty five cents ($0.45) per share, for an aggregate purchase price of TWO THOUSAND TWO HUNDRED FIFTY DOLLARS ($2,250.00) if the option is exercised in its entirety.

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     8.3  Vesting. Options shall vest and become exercisable as follows:

          (a) Five thousand (5,000) shares on February 1, 2002.

          (b) Five thousand (5,000) shares on March 1, 2002.

          (c) Five thousand (5,000) shares on April 1, 2002.

          (d) Five thousand (5,000) shares on May 1, 2002.

          (e) Five thousand (5,000) shares on June 1, 2002.

          (f) Five thousand (5,000) shares on July 1, 2002.

          (g) Five thousand (5,000) shares on August 1, 2002.

          (h) Five thousand (5,000) shares on September 1, 2002.

          (i) Five thousand (5,000) shares on October 1, 2002.

          (j) Five thousand (5,000) shares on November 1, 2002.

     8.4 Right to Exercise. So long as Employee is employed hereunder, Employee may exercise the vested portion of his Options at any time prior to the fourth year anniversary following the Effective Date. Any options that are not exercised by the earlier of i) the fourth year anniversary following the Effective Date, or ii) one (1) year following the Effective Date of Employee's termination, shall automatically lapse.

     8.5 Payment: The full consideration for any shares purchased by Employee pursuant to Stock Option shall be paid in cash.

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9.0  PROTECTION AGAINST DISCLOSURE OF CONFIDENTIAL INFORMATION

     9.1 Access to Confidential Information: The Employee recognizes and acknowledges that he has had and have access to certain Confidential Information of the Employer and that such information constitutes valuable, special and unique property of the Employer.

     9.2 Breach of Confidentiality Agreement: Employee and Employer agree that a breach of the Confidential Information shall constitute a breach of this Agreement and shall give rise to a Discharge for Cause.

     9.3 Property of Employer: All records, forms, supplies or reproduced copies, provided and furnished by the Employer to the Employee, or obtained by the Employee during the performance of his services under this Agreement, shall remain the property of the Employer and shall be accounted for and returned by the Employee upon demand of Employer. Such records, forms and supplies shall include, but not be limited to, such things as: documents; interoffice memos; records, any correspondence, regardless of the author; notebooks; client lists; or any such other supplies provided by the Employer. It is expressly understood that the Employee's license to the possession of said records, forms or supplies, or any copies thereof, are to fulfill his obligations to the Employer under this Agreement and he has no other right or proprietary interest in those documents.

10.0 WAIVER

     The failure of the Employer and Employee at any time to demand strict performance by the other of any terms, covenants or conditions set forth herein, shall not be construed as a continuing waiver or relinquishment thereof, and either party may, at any time, demand strict and complete performance by the other of said terms, covenants and conditions.

11.0 SIGNIFICANCE OF HEADINGS

     Section and Subsection headings contained herein arc solely for the purpose of convenience, and are not in any sense to be given weight in the construction of this Agreement. Accordingly, in the case of any question with respect to the construction of this Agreement, it is to be construed as though section and subsection headings have been omitted.

12.0 EMPLOYER/EMPLOYEE RELATIONSHIP

     This Agreement shall specifically include any employer/employee relationship. The Employer shall be responsible for withholding the appropriate taxes and paying the appropriate taxes and other assessments on the Employee, pursuant to the regulations promulgated by the related governmental agencies.

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13.0 ENTIRE AGREEMENT

     13.1 Sole Agreement: This Agreement contains the parties' sole and entire agreement regarding the subject matter hereof, and supersedes any and all other agreements between them.

     13.2 No Other Representations: The parties acknowledge and agree that no party has made any representations (a) concerning the subject matter hereof, or (b) inducing the other party to execute and deliver this Agreement, except those representations specifically referenced herein. The parties have relied on their own judgment in entering into this Agreement.

     13.3 No Reliance: The parties further acknowledge that any statements or representations that may have been made by either of them to the other are void and of no effect. No party has relied on any such statements or representations in dealing with the other(s).

14.0 COOPERATION AND FURTHER ACTIONS

     The parties agree to perform any and all acts and to execute and deliver any and all documents necessary or convenient to carry out the terms of this Agreement.

15.0 NO MODIFICATION OR WAIVERS

     15.1 Must Be Written: Waivers or modifications of this Agreement, or of any covenant, condition, or limitation-contained heroin, are valid only if in writing. Such writing must be duly executed by the parties.

     15.2 No Use As Evidence: One or more waivers or modifications of any covenant, term or condition in this Agreement by any party shall not be construed by any other party as a waiver or modification applicable to any subsequent breach of the same covenant, term or condition. Evidence of any such waiver or modification may not be offered or received in evidence in any proceeding, arbitration, or litigation between the parties arising out of or affecting this Agreement, or a party's rights or obligations under it. This limitation does not apply if the waiver or modification is in writing and duly executed as provided above.

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16.0 JOINT PREPARATION

     This Agreement is deemed to have been jointly prepared by the parties, and any uncertainty or ambiguity existing in it shall not be interpreted against any party, but rather shall be interpreted according to the rules generally governing the interpretation of contracts.

17.0 PROFESSIONAL FEES

     If a lawsuit or other proceedings are instituted by any party to enforce any of the terms or conditions of this Agreement against any other party hereto, the prevailing party in such litigation or proceedings shall be entitled, as an additional item of damages, to such reasonable attorneys' and other professional fees (including but not limited to expert witness fees) and court costs or costs of such other proceedings as may be fixed by any court of competent jurisdiction, or other judicial or quasi-judicial body having jurisdiction thereof, whether or not such litigation or proceedings proceed to a final judgment or award.

18.0 BINDING UPON SUCCESSORS

     This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns.

19.0 ARBITRATION OF DISPUTES

     In the event of any dispute under or relating to the terms of this Agreement, or breach thereof, it is agreed that the same shall be submitted to arbitration to the American Arbitration Association (Association"), at Boston, Massachusetts. The arbitration shall be conducted in accordance with the rules promulgated by that Association. Any judgment upon the award rendered by the arbitrator(s) may be entered in any court, state or federal, having jurisdiction thereof.

20.0 SEVERABILITY

     If any part, clause, or condition of this Agreement is held to be partially or wholly invalid, unenforceable, or inoperative for any reason whatsoever, such shall not affect any other provision or portion hereof, which shall continue to be effective as though such invalid, inoperative, or unenforceable part, clause or condition had not been made.

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21.0 GOVERNING LAW AND VENUE

     All questions concerning this Agreement, its construction, and the rights and liabilities of the parties hereto shall be interpreted and enforced in accordance with the laws of the State of Massachusetts as applied to contracts that are executed and performed entirely within the state. For purposes of this Agreement, sole and proper venue shall be the City of Boston, State of Massachusetts.

22.0 INTERPRETATION.

     22.1 Section  Headings:   The  section  and  subsection  headings  of  this
          Agreement are included for purposes of convenience only, and shall not affect the construction or interpretation of any of its provisions.

     22.2 Capitalized Terms: Except as otherwise expressly provided herein, all capitalized terms defined in this Agreement shall have the meaning ascribed to them herein.

     22.3 Gender and Number: Whenever required by the context, the singular shall include the plural, the plural shall include the singular, and the masculine gender shall include the neuter and feminine genders and vice versa.

23.0 FACSIMILE NOTICES

     For purposes hereof, delivery of written notice shall be complete upon receipt of electronic facsimile, provided that any facsimile notice shall only be deemed received if (a) the transmission thereof is confirmed, and (b) facsimile notice is followed by written notice, made either by (i) personal delivery thereof, or (ii) via deposit in regular mail, postage prepaid, within three (3) business days following the facsimile notice. Notices shall be addressed to the parties as follows:

         Employer:                        International Wireless, Inc.
                                          Attn:    Stanley A. Young
                                          120 Presidential Way, Suite 310
                                          Woburn, Massachusetts 01801
                                          Phone: (781)(939-7252)
                                          Fax:    (781)(939-7253)

         Employee:                        Attorney Jerry Gruenbaum
                                          54 Hazard Avenue, Suite 270
                                          Enfield, Connecticut 06082
                                          Phone:  (860)(763-4222)
                                          Fax:     (860)(763-4227)

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     Notice  shall be  deemed  given on the date it is sent via  facsimile.  Any party may change the address to which to send notices by notifying the other party of such changes in writing in accordance with this Paragraph.

24.0 TIME OF ESSENCE

     The parties acknowledge and agree that time is strictly of the essence with respect to each and every term, condition, obligation and provision hereof. Failure to timely perform any of the terms, conditions, obligations or provisions hereof by any party shall constitute a material breach of this Agreement by the party so failing to perform.

25.0 THIRD PARTY BENEFICIARIES

     No term or provision of this Agreement is intended to be, or shall be, for the benefit of any person, firm, organization or corporation not a party hereto, and no such other person, firm, organization or corporation shall have any right or cause of action hereunder.

26.0 COUNTERPARTS

     This Agreement may be executed in several counterparts, each of which so executed shall be deemed to be an original, but such counterparts shall together constitute and be one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have set their hands the day and year first above written.

                                          INTERNATIONAL WIRELESS INC.
                                          a Delaware corporation

                                          By:/s/ Stanley A. Young
                                             --------------------------
                                             Stanley A. Young
                                          Its:     President

                                          "EMPLOYER"

                                           /s/ Jerry Gruenbaum
                                           ----------------------------
                                          JERRY GRUENBAUM, an individual
                                                              "EMPLOYEE"

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